SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                               CURRENT INFORMATION

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 5, 1998
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                       Algorhythm Technologies Corporation
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            (Exact name of registrant as specified in its charter)


Nevada                               0-25276                   88-0320364
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


5310 NW 33rd Avenue, Ft. Lauderdale, FL                                  33309
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (954)739-7005
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        (Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant.

         On June 5, 1998 the Company's independent accountant M.A. Cabrera & Company, P.A., 2 S. University Drive, Plantation, FL 33324, resigned as the Company's independent accountant.

         That the principal accountant did not audit the Company's financial statements for the past two years, but in connection with the Company's acquistion of ADS Advertising Corp. d/b/a The Smith Agency in November 1997, audited that company's financial statements for the years ended December 31,1996 and December 31, 1995 and its report did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

         There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Item 7.   Financial Statements and Exhibits.

         c. Exhibit 16.1: Letter of M.A. Cabrera & Company P.A. dated June 11, 1998.


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         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                       ALGORHYTHM TECHNOLOGIES CORPORATION
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                                   REGISTRANT



Dated:  June 11, 1998  s/Anderw Smith
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                       ANDREW SMITH, President






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